401(k) Standardized Profit Sharing Plan

ADOPTION AGREEMENT                                                  (0021 -1745)
================================================================================

Section 1 Employer Information

          Name of Employer:      ALL-TECH INVESTMENT GROUP INC

          Address:               160 SUMMIT AVE

          City:                  MONTVALE       State: NJ      Zip: 07645 - 1721

          Telephone:             (201 ) 782 - 0200

          Federal Tax Identification Number:    13-2581640

          Income Tax Year - End: 06/31

          Plan Year End:         12/31

          Type of Business: (Check only one)

               [ ] Sole Proprietorship
               [ ] Partnership
               [X] Corporation
               [ ] Other (Specify):

          Nature of Business (Describe): 7398 - OTHER BUSINESS SERVICES.

          Plan Sequence No.  001  (Enter 001 if this is the first qualified plan the Employer has ever maintained, enter 002 if it is the second, etc.)

          Plan Name:               ALL-TECH INVESTMENT GROUP INC 401(k) Profit
                                   Sharing Plan and Trust

Section 2 Effective Dates

  Part A Initial Adoption or Amendment of Plan: Check and complete Option 1 or 2

         [X] Option 1: This is the initial adoption of a profit sharing plan by the Employer. The Effective Date of this plan is January 01, 1998.
                       NOTE: The Effective Date is usually the first day of the Plan Year in which the Adoption Agreement is signed.

         [ ] Option 2: This is an amendment and restatement of an existing profit sharing plan (a Prior Plan). The Prior Plan was initially effective on______________________, 19__. The
                       Effective Date of this amendment and restatement is __________________, 19__.
                       NOTE: The Effective Date is usually the first day of the Plan Year in which the Adoption Agreement is signed.

  Part B Commencement of Elective Deferrals
         Elective Deferrals may commence on January 01, 1998.
         NOTE: This date may be no earlier than the date this Adoption Agreement is signed because Elective Deferrals cannot be made retroactively.

Section 3 Eligibility Requirements Complete Parts A, B, C, and D


           401(k) Standardized Profit Sharing Plan Adoption Agreement
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  Part A Years of Eligibility Service Requirement:
         With the exception of the Initial Plan Year Effective Date, an employee will be eligible to become a participant after completing 1 Year(s) of Eligibility Service.
         NOTE: If left blank, the Years of Eligibility Service required will be deemed to be 0.

  Part B Age Requirement :
         An Employee will be eligible to become a Participant in the Plan after attaining age 21.
         NOTE: If left blank, it will be deemed there is no age requirement for eligibility.

  Part C Class of Employees Eligible to Participate:
         All Employees shall be eligible to become a Participant in the Plan, except those checked below:

         [X] Those Employees included in a unit of Employees covered by the terms of a collective bargaining agreement between Employee Representatives (the term 'Employee Representatives' does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer) and the Employer under which retirement benefits were the subject of good faith bargaining unless the agreement provides that such Employees are to be included in the Plan.

         [X] Those Employees who are non-resident aliens pursuant to Section
             410(b)(3)(C) of the Code and who received no earned income from the Employer which constitutes income from sources within the United States.

  Part D Entry Date:
         The Entry Dates for Participation shall be (Choose only one option):
         Option 1: [X] The first day of the Plan Year and first day of the seventh month of the Plan Year.
         Option 2: [ ] Other (Specify):_________________________________________
                       NOTE: If Option 2 is selected, the Entry Dates specified must be more frequent than those described in Option 1.

Section 4 Elective Deferrals

  Part A Will Elective Deferrals be permitted under this Plan? (Choose one) Option 1: [X] Yes.
          Option 2:  [ ] No.
          NOTE: If no option is selected, Option 2 will automatically apply. Complete the remainder of Section 4 only if Option 1 is selected.

  Part B If Elective Deferrals are permitted under the plan, A Contributing Participant may elect under a salary reduction agreement to have his Compensation reduced by an amount each pay period as described below (Choose one):

          Option 1:  [X] An amount equal to a percentage of the Contributing
                         Participants Compensation from 1% to 12% in increments of 1%.
          Option 2:  [ ] An amount of the Contributing Participant's
                         Compensation not less than $______ and not more than $______. The amount of such reduction shall be contributed to the Plan by the Employer on behalf of the Contributing Participant. For any taxable year, a Contributing Participant's Elective Deferrals shall not exceed the limit contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

  Part C Participants who claim Excess Elective Deferrals for the Preceding calendar year must submit their claims in writing to the Plan Administrator by FEBRUARY 1.
          NOTE: This date should be a date prior to the Participant's tax return due date. If no date is selected, March 1 will be deemed to be selected.

          401(k) Standardized Profit Sharing Plan / Adoption Agreement
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Section 5 Matching Contributions

  Part A Will the Employer make Matching Contributions to the Plan on behalf of Contributing Participants? (Choose one)

          Option 1: [X] Yes.
          Option 2: [ ] No.
          NOTE: If no option is selected, Option 2 will automatically apply. Complete the remainder of Section 5 only if Option 1 is selected.

  Part B  Matching Contribution Formula
          If the Employer will make Matching Contributions, then the amount of such Matching Contributions made on behalf of a Contributing Participant each Plan Year shall be (Choose one):

          Option 1: [X] An Amount equal to 50% of such Contributing
                        Participant's Elective Deferral.
          Option 2: [ ] An amount equal to the sum of __% of the portion of such
                        Contributing Participant's Elective Deferral which does not exceed __% of the Contributing Participant's Compensation plus __% of the portion of such Contributing Participant's Elective Deferral which exceeds __ % of the Contributing Participant's Compensation.
          Option 3: [ ] Other Formula (Specify ):_____________________________
                        NOTE. If Option 3 is selected, the formula specified can only allow Matching Contributions to be made with respect to a Contributing Participant's Elective Deferrals.
  Part C  Limit on Matching Contributions
          Notwithstanding the matching contribution formula specified above, the Employer will not match a contributing participant's Elective Deferrals in excess of 6% of such Contributing Participant's Compensation.

  Part D  Forfeitures of Excess Aggregate Contributions
          Complete Part D only if Matching Contributions are not 100% Vested.

          Forfeitures of Excess Aggregate Contributions shall be (Choose one):

          Option 1: [ ] Allocated after all other Forfeitures under the Plan, to each Contributing Participant's Matching Contribution account in the ratio which each Contributing Participant's Compensation for the Plan Year bears to the total Compensation of all Contributing Participants for such Plan Year. Such Forfeitures will not be allocated to the account of any Highly Compensated Employee.

          Option 2: [X] Applied to reduce Employer Contributions.
                        NOTE: If no option is selected, Option 2 will be deemed to be selected.

Section 6 Qualified Nonelective Contributions

  Part A Will the Employer make Qualified Nonelective Contributions to the Plan? (Choose one)

          Option l: [X] Yes.
          Option 2: [ ] No.

          If the Employer will make Qualified Nonelective Contributions, then the amount of such contribution to the Plan for each Plan Year shall be an amount determined by the Employer.

          NOTE: If no option is selected, Option 2 will automatically apply. Complete the remainder of Section 6 only if Option 1 is selected.

          401(k) Standardized Profit Sharing Plan / Adoption Agreement
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  Part B  Participants Entitled to Qualified Nonelective Contributions.
          Allocation of Qualified Nonelective Contributions shall be made to the Individual Accounts of (choose one):

          Option 1: [ ]  All Participants.
          Option 2: [X]  Only Participants who are not Highly Compensated
                         Employees.

  Part C  Allocation of Qualified Nonelective Contributions.
          Allocation of Qualified Nonelective Contributions to Participants entitled thereto shall be made (choose one):

          Option 1: [X]  In the ratio which each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year.

          Option 2: [ ]  In the ratio which each Participant's Compensation not in excess of $______ for the Plan Year bears to the total Compensation of all Participants not in excess of $______ for such Plan Year.

Section 7 Employer Profit Sharing Contribution and Allocation Formula

  Part A  Contribution Formula.
          For each Plan Year the Employer may, in its sole discretion, contribute to the Plan an amount to be determined from year to year.

  Part B   Allocation Formula  (Check Option 1 or 2):

           Option 1: [X] Pro Rata Formula.
                         Employer Contributions made pursuant to this Section and Forfeitures shall be allocated to the Individual Accounts of qualifying Participants in the ratio that each qualifying Participant's Compensation for the Plan Year bears to the total Compensation of all qualifying Participants for the Plan Year.

           Option 2: [ ] Integrated Formula.
                         Employer Contributions made pursuant to this Section and Forfeitures shall be allocated as follows (Start with Step 3 if this Plan is not a Top-Heavy Plan):

                         Step 1: Employer Contributions and Forfeitures shall first be allocated pro rata to qualifying Participants in the manner described in
                                  Section 7, Part B, Option 1. The percent so allocated shall not exceed 3% of each qualifying Participant's Compensation.

                         Step 2: Any Employer Contributions and Forfeitures remaining after the allocation in Step 1 shall be allocated to each qualifying Participant's Individual Account in the ratio that each qualifying Participant's Compensation for the Plan Year excess of the integration level bears to all qualifying Participant's Compensation in excess of the integration level, but not in excess of 3%.

                         Step 3: Any Employer Contributions and Forfeitures remaining after the allocation in Step 2 shall be allocated to each qualifying Participant's Individual Account in the ratio that the sum of each qualifying Participant's total Compensation and Compensation in excess of the integration level bears to the sum of all qualifying Participant's total Compensation and Compensation in excess of the integration level, but not in excess of the profit sharing maximum disparity rate as described in Section 3.01(B)(3) of the Plan.

                         Step 4: Any Employer Contributions and Forfeitures remaining after the allocation in Step 3 shall be allocated pro rata to qualifying Participant's in the manner described in
                                  Section 7. Part B, Option 1.

           401(k) Standardized Profit Sharing Plan Adoption Agreement
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           The integration level shall be: (Choose one):

           Option 1: [ ] The Taxable Wage Base

           Option 2: [ ] $____ (a dollar amount less than the Taxable Wage Base)

           Option 3: [ ] ___% of the Taxable Wage Base

           NOTE: If no box is checked, the integration level shall be the Taxable Wage Base.

Section 8  Vesting (Complete Parts A and B):

  Part A   Vesting Schedules
           A Participant shall become Vested in his or her Individual Account attributable to Employer Contributions made pursuant to Section 7 of the Adoption Agreement (and Forfeitures thereof) as follows
           (Choose one):

           =========================================================================================================
               YEARS OF                                                 VESTED PERCENTAGE
           VESTING SERVICE   Option 1: [x]   Option 2: [ ]    Option 3: [ ]   Option 4: [ ]   (Complete if Chosen)
           =========================================================================================================
                  1                0%              0%             100%             20%
                  2               20%              0%             100%             40%
                  3               40%            100%             100%             60%         (not less than 20%)
                  4               60%            100%             100%             80%         (not less than 40%)
                  5               80%            100%             100%            100%         (not less than 60%)
                  6              100%            100%             100%                         (not less than 80%)
                  7              100%            100%             100%                         (not less than 100%)
           =========================================================================================================
                          NOTE: If left blank, Option 3, 100% Vesting, will be deemed to be selected.

   Part B  Vesting of Matching Contributions
           A Participant's Individual Account derived from Matching Contributions made pursuant to Section 5 of this Adoption Agreement shall be (Choose one if Matching Contributions will be made):
           Option 1: [ ]  100% Vested at all times.
           Option 2: [X]  Vested in accordance with the vesting schedule selected in Section 8, Part A above.

           NOTE: If no selection is made, the selection will be deemed to be Option 1.

Section 9  Normal Retirement Age

           The Normal Retirement Age under the Plan is age 65.
           NOTE: If left blank, the Normal Retirement Age will be deemed to be 59(1/2).

Section 10 Hours Required (Complete Parts A and B and Part C, if applicable):

  Part A 1,000 Hours of Service (no more than 1,000) shall be required to constitute a Year of Vesting Service or a Year of Eligibility Service.

  Part B 500 Hours of Service (no more than 500 but less than the number specified in Section 10, Part A) must be exceeded to avoid a Break in Vesting Service or a Break in Eligibility Service.

           401(k) Standardized Proflt Sharing Plan Adoption Agreement
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  Part C   For purposes of determining Years of Eligibility Service and Years of
           Vesting Service, Employees shall be given credit for Hours of Service with the following predecessor employer(s) (Complete if applicable):

           N/A__________________________________________________________________


Section 11 Other Options
           Answer "Yes" or "No" to each of the following questions by checking the appropriate box. If a box is not checked for a question, the answer will be deemed to be "No".

           A. Loans:
           Will loans to Participants pursuant to Section 6.08 of the plan be permitted?
           [X] Yes          [ ] No

           B. Participant Direction of Investments:
           Will Participants be permitted to direct the investment of their Individual Accounts pursuant to Section 5.14 of the plan?
           [X] Yes          [ ] No

           C. In-Service Withdrawals:
           Will Participants be permitted to make withdrawals during service pursuant to Section 6.01 (A)(3) of the Plan?
           [ ] Check here if such withdrawals will be permitted only on account of hardship.
           [ ] Yes          [X] No
           NOTE: If the Plan is being adopted to amend and replace a prior plan which permitted in-service withdrawls, you must answer "Yes".

           D. Nondeductible Employee Contributions
           Will Participants be permitted to make Nondeductible Employee Contributions pursuant to Section 11.304 of the Plan?
           [ ] Yes          [X] No

           F. Hardship Withdrawals
           Will Participants be permitted to withdraw Elective Deferrals on account of hardship pursuant to Section 11.503 of the Plan?
           [ I Yes          [X] No

Section 12 Joint and Survivor Annuity

  Part A   Retirement Equity Act Safe Harbor:
           Will the safe harbor provisions of Section 6.05(F) of the plan apply (Choose one)?

           Option 1:   [X] Yes
           Option 2:   [ ] No

           NOTE: You must select "No" if you are adopting this Plan as an amendment and restatement of a Prior Plan that was subject to the joint and survivor annuity requirements.

  Part B   Survivor Annuity Percentage:
           Complete only if your answer in Section 12, Part A is 'No'. The survivor annuity portion of the Joint and Survivor Annuity shall be a percentage equal to ___% of the amount paid to the Participant prior to his or her death.

           401(k) Standardized Proflt Sharing Plan Adoption Agreement
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Section 13 Additional Plans

           An Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for key employees as defined in Section 419(d)(3) of the Code or an individual medical account, as defined in Section 415(l)(2) of the Code) in addition to this Plan (other than a paired standardized regional prototype plan) may not rely on the notification letter issued by the National or District Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code. If the Employer who adopts or maintains multiple plans or who may not rely on this notification letter pursuant to the preceding sentence wishes to obtain reliance that the Employees plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.

           This Adoption Agreement may be used only in conjunction with Basic Plan Document No. 01.

Section 14 Employer Signature Important: Please read before signing

           I am an authorized representative of the Employer named above and I state the following:

           1. I acknowledge that I have relied upon my own advisors regarding the completion of this Adoption Agreement and the legal tax implications of adopting this Plan.

           2. I understand that my failure to properly complete this Adoption Agreement may result in disqualification of the Plan.

           3. I understand that the Regional Prototype Sponsor will inform me of any amendments made to the Plan and will notify me should it discontinue or abandon the Plan.

           4. I have received a copy of this Adoption Agreement and the corresponding Basic Plan Document.

Signature for Employer: _____________________________ Date Signed:______________

Type Name:                                 / ALL-TECH INVESTMENT GROUP INC

Section 15 Trustee or Custodian  Check and complete only one option

  Option A.  [X] Individual Trustee(s)

             Signature:____________________________ Signature:_________________

                              MARK SHEFTS
             Type Name: ___________________________ Type Name:_________________

  Option B.  [ ]Financial Organization as Trustee or Custodian
             Check One: [ ]   Custodian,
                        [ ]   Trustee without full trust powers, or
                        [ ]   Trustee with full trust powers

                        NOTE: Custodian will be deemed selected if no box is
                              checked.

Financial Organization:________________________________________________________

Signature:_____________________________________________________________________

           401(k) Standardized Profit Sharing Plan Adoption Agreement
                                     Page 7

Type Name:_____________________________________________________________________

Section 16 Regional Prototype Sponsor

Name of Regional Prototype Sponsor:            PAYCHEX RETIREMENT SERVICES

Address:                                       72 PERINTON PARKWAY
                                               FAIRPORT, NY 14450

Telephone Number:                              (800) 472-0072

Section 17 Limitation on Allocations - More than one plan

           If you maintain or ever maintained another qualified plan (other than a paired standardized regional prototype plan) in which any Participant in this Plan is (or was) a Participant or could become a Participant, you must complete this section. You must also complete this section if you maintain a welfare benefit fund, as defined in
           Section 419(e) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code, under which amounts are treated as annual additions with respect to any Participant in this Plan.

  Part A If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a regional prototype plan:

           1. [X] The provisions of Section 3.05(B)(1) through 3.05(B)(6) of the Plan will apply as if the other plan were a regional prototype plan.

           2. [ ] Other Method: (Provide the method under which the plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes Employer discretion.)


  Part B If the Participant is or has ever been a participant in a defined benefit plan maintained by the Employer, the Employer will provide below the language which will satisfy the 1.0 limitation of Section 415(e) of the Code. Such language must preclude Employer discretion. (Complete):

  Part C   The limitation year is the following 12-consecutive month period:

Section 18 Elective Deferrals Based Exclusively on Bonuses

           May a Contributing Participant base Elective Deferrals on cash bonuses that, at the Contributing Participant's election, may be contributed to the Plan or received by the Contributing Participant in cash (Choose One)?

           Option 1. [ ]  Yes.
           Option 2. [X]  No.

           NOTE: Answer "yes" only if Elective Deferrals will be based exclusively on cash bonuses rather than payroll deductions. If no option is selected, Option 2 will automatically apply.

           401(k) Standardized Profit Sharing Plan Adoption Agreement
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


                                                       General Information Sheet
                           Summary Plan Description / Qualified Retirement Plans
================================================================================

          This "General Information Sheet" highlights the specific plan features for the Sponsoring Employer's plan. As a participant, you should use this sheet in conjunction with the "Summary Plan Description for Qualified Retirement Plans" which is attached. If you did not receive the Summary Plan Description, please contact the sponsoring employer for a copy,

          Plan Information

   Sponsoring Employer:                     ALL-TECH INVESTMENT GROUP INC                                     0021 - 1745
   EIN:                                     13-2581640
   Address:                                 160 SUMMIT AVE
   City, State, Zip:                        MONTVALE, NJ 07645 - 1721

   Plan Administrator:                      Sponsoring Employer
   Trustees:                                MARK SHEFTS
   Address:                                 160 SUMMIT AVE
   City, State, Zip:                        MONTVALE, NJ 07645 - 1721

   Plan Number:                             001
   Type of Plan:                            Standardized 401(k) Profit Sharing Plan

   Section 1: Definitions

   Plan Year:                               Plan Year begins each January 1 and ends each December 31.

   Section 2: Administration of the Plan

   Plan Effective Date:                     January 1, 1998
   Salary Deferral Start Date:              January 1, 1998
   Entry Date:                              Semi-Annually

   Section 3: Eligibility and Participation

   Eligible Employees:                      Generally, all employees, including employees who own part of the business, will be eligible to participate in the Plan.
                                            However, the Plan excludes those employees included in a
                                            collective bargaining agreement and those employees who are non-resident aliens from participation in the Plan.
   Age and Service Requirements:            With the exception of the initial plan year effective date, you must be 21 years of age and have completed 1000 hours
                                            of service which is credited on your hire anniversary date.

   Section 4: Contributions to the Plan

   Employee Contributions:                  Employees may defer salary in the amount of 1 % to 12% of
                                            eligible compensation.

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

   Employer Matching                        The Employer shall make a contribution in an amount equal to:
   Contributions:
   (401(k) Plans Only)                      50% of your contribution percent not to exceed 6%;

   Section 5: Distribution of Benefits and Vesting

   Plan                                     Normal retirement age, which is defined as age 65; Disability;
   Withdrawls/Distributions:                You terminate employment; Your employer terminates this plan;
                                            Death.
                                            Employee contributions to a 401 (k) profit sharing plan may be withdrawn when the employee reaches the age of 59(1/2).

   Restrictions and Penalties               If a distribution from the plan is received prior to the age
   Applied to Distributions:                of 59(1/2), a 20% withholding will apply to the distribution.

                                            In addition, if you terminate your employment with the
                                            Sponsoring Employer prior to the age of 59(1/2), and you
                                            receive a distribution, you will have to pay an additional 10%
                                            penalty tax.

   How Benefits are Paid to You:            If your vested balance is less than $3,500, your benefits will be paid in a single lump sum payment within 90 days after the end of the Plan Year in which you become eligible to receive them.

                                            If your vested balance is more then $3,500, your benefits will not be paid until you submit a written request to the Plan
                                            Administrator for payment. Your benefit may be left in the plan. Payment will be made no later than 90 days after the close of the Plan Year in which the written request is
                                            received. You must begin taking required minimum distributions at age 70(1/2).

   Minimum Distribution                     You will receive a 100% distribution from the Plan by April 1
   Requirement:                             of the year following the calendar year in which you:

                                            A. turn 70(1/2) years old and are a 5% owner or
                                            B. turn 70(1/2) years old and retire

   Are In-Service or Hardship               No.
   Withdrawls Allowed?

   Vesting Schedule:                        You are always 100% vested in your contributions to the plan.
                                            You shall become vested in the employers matching contribution based on the vesting schedule described below.

                                            -----------------------------------------------------------------
                                                        Years of Employment         Vested Percentage
                                                             Service
                                            -----------------------------------------------------------------
                                                                1                           0%
                                                                2                          20%
                                                                3                          40%
                                                                4                          60%
                                                                5                          80%
                                                                6                         100%
                                            -----------------------------------------------------------------

                                            In addition, an employee is automatically 100% vested in the employer matching contributions under the following
                                            circumstances:

                                            o  The participant reaches normal retirement age which is
                                               defined as age 65;

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

                                            o  The participant incurs a disability;
                                            o  The participant dies;
                                            o  Upon the complete or partial termination of the profit
                                               sharing plan.

   Section 6: Claims Procedure

                                            Refer to Section 6 of the Summary Plan Description for a
                                            review of the claims procedure.

   Section 7: Miscellaneous

   Participant Directed                     The employee is responsible for directing the investments of
   Investments:                             all assets in his or her individual account.

   Loans (General guidelines                Loans are permitted to all plan participants (except sole
   only):                                   proprietors, 10% partners and 5% shareholders,) with a vested balance of at least $2,000. Loan fees and interest due shall be paid by the participant. The maximum repayment period is
                                            4(1/2) years. The minimum total loan amount is $1,000. A
                                            participant may have only one loan outstanding at any given time. The minimum loan fee is $150* and shall be charged at the time that the loan is issued. Interest rates are
                                            determined at the time that the loan is requested to be
                                            processed. (*If the loan is for the purchase of a primary
                                            residence, the maximum repayment period is 10 years and the loan fee shall be $300.)

   Section 8: ERISA Rights

                                            Refer to Section 8 of the Summary Plan Description for your rights and protections under the Employee Retirement Income
                                            Security Act (ERISA).

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